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                                                                    EXHIBIT 10.1

                           SYNAGRO TECHNOLOGIES, INC.
                             2000 STOCK OPTION PLAN

      The Synagro Technologies, Inc. 2000 Stock Option Plan is a stock option plan separate and apart from the Synagro Technologies, Inc. 1993 Stock Option Plan ("1993 Plan"). All outstanding options granted under the 1993 Plan shall remain thereunder. After the 2000 Stock Option Plan is approved by stockholders, no further grants will be made under the 1993 Plan. Options exercisable for an aggregate of 263,659 shares issued outside of the 1993 Plan are assumed and continued, with modification as necessary, hereunder.

      1. DEFINITIONS. The following terms shall have the meanings set forth below:

            (a) APPRECIATION. The difference between the option exercise price per share of the Nonstatutory Stock Option to which a Tandem SAR relates and the Fair Market Value of a share of Common Stock on the date of exercise of the Tandem SAR.

            (b) BOARD. The Board of Directors of the Company.

            (c) CODE. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

            (d) COMMITTEE. A committee appointed by the Board consisting of not less than two directors who fulfill the "non-employee director" requirements of Rule 16b-3 under the Exchange Act and the "outside director" requirements of Section 162(m) of the Code. The Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that the members of the Committee satisfy the requirements of the previous sentence. The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single committee. The members of the Committee shall serve at the discretion of the Board.

            Notwithstanding the preceding paragraph, the term "Committee", as used in the Plan with respect to any Incentive Award granted, or to be granted, to an Outside Director or a member of the Committee, shall refer to the Board. In the case of an Incentive Award granted, or to be granted, to an Outside Director or a member of the Committee, the Board shall have all the powers and responsibilities of the Committee hereunder as to any such Incentive Award, and any actions as to any such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.

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            (e) COMMON STOCK. The common stock of the Company, par value $.002 per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.

            (f) COMPANY. Synagro Technologies, Inc., a corporation organized under the laws of the State of Delaware, and any successor in interest thereto.

            (g) CONSULTANT. An independent agent, consultant, attorney, an individual who has agreed to become an Employee, or any other individual who is not an Outside Director or Employee of the Company (or any Parent or Subsidiary) and who, in the opinion of the Committee, is in a position to contribute materially to the growth or financial success of the Company (or any Parent or Subsidiary).

            (h) DISABILITY. As determined by the Committee in its sole discretion exercised in good faith, a physical or mental condition of the Employee that would entitle him to payment of disability income payments under the Company's long-term disability insurance policy or plan for Employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company's long-term disability insurance policy or plan, "Disability" means a permanent and total disability as defined in Section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to an examination by such physician upon request.

            (i) EMPLOYEE. Any Employee of the Company (or any Parent or Subsidiary) who, in the opinion of the Committee, is one of a select group of executive officers, other officers, or other key personnel of the Company (or any Parent or Subsidiary), who is in a position to contribute materially to the growth and development and to the financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.

            (j) EMPLOYMENT. Employment by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Section 424(a) of the Code, or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code. In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of absence from active Employment on account of temporary illness or during authorized vacation or during temporary leaves of absence from active Employment granted for reasons of professional advancement, education, health, or government service, or during military leave for any period (if the Grantee returns to active Employment within 90 days after the termination of military leave), or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or agreement.

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            Unless otherwise provided in the Incentive Agreement, the term
      "Employment" for purposes of the Plan will also include compensatory services performed by a Consultant for the Company (or any Parent or Subsidiary) as well as membership on the Board by an Outside Director.

            (k) EXCHANGE ACT. The Securities Exchange Act of 1934, as amended.

            (l) FAIR MARKET VALUE. The fair market value of one share of Common Stock on the date in question, which is deemed to be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which Shares are then listed or admitted to trading, (ii) if not so reported, the average of the closing bid and asked prices for a Share on the immediately preceding business day as quoted on the Nasdaq National Market or Nasdaq SmallCap Market ("Nasdaq"), or (iii) if not quoted on Nasdaq, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.

            If the Common Stock is not traded in accordance with clauses (i),
      (ii) or (iii) of the preceding paragraph at the time a determination of its Fair Market Value is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its discretion exercised in good faith. In this respect, the Committee may rely on such financial data, valuations or experts as it deems advisable under the circumstances.

            (m) GRANTEE. Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.

            (n) INCENTIVE AWARD. A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option, or Stock Appreciation Right.

            (o) INCENTIVE AGREEMENT. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 15 of the Plan.

            (p) INCENTIVE STOCK OPTION. A Stock Option granted by the Committee to an Employee under Section 6(a) which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Section 422 of the Code.

            (q) INDEPENDENT SAR. A Stock Appreciation Right described in Section 6(c)(1) of the Plan.

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            (r) NONSTATUTORY STOCK OPTION. A Stock Option granted by the
      Committee to a Grantee under Section 6(b) of the Plan which is not designated by the Committee as an Incentive Stock Option.

            (s) OPTION PRICE. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

            (t) OUTSIDE DIRECTOR. A member of the Board who is not, at the time of grant of an Incentive Award, an Employee of the Company or any Parent or Subsidiary.

            (u) PARENT. Any corporation (whether now or hereafter existing) which constitutes a "parent" of the Company, as defined in Section 424(e) of the Code.

            (v) PLAN. The Synagro Technologies, Inc. 2000 Stock Option Plan as set forth herein and as it may be amended from time to time.

            (w) RETIREMENT. The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of 65 years, or such other age as may be designated by the Committee in the Employee's Incentive Agreement.

            (x) SHARE. A share of the Common Stock of the Company.

            (y) SPREAD. The difference between the exercise price per Share specified in any Independent SAR grant and the Fair Market Value of a Share on the date of exercise of the Independent SAR.

            (z) STOCK APPRECIATION RIGHT OR SAR. A Tandem SAR described in
      Section 6(c)(2) of the Plan or an Independent SAR described in Section 6(c)(1) of the Plan.

            (aa) STOCK OPTION OR OPTION. Pursuant to Section 6 of the Plan, (i) an Incentive Stock Option granted to an Employee or (ii) a Nonstatutory Stock Option granted to an Employee, Consultant or Outside Director, whereunder the Grantee has the right to purchase Shares of Common Stock. In accordance with Section 422 of the Code, no Consultant or Outside Director shall be granted an Incentive Stock Option.

            (bb) SUBSIDIARY. Any corporation (whether now or hereafter existing) which constitutes a "subsidiary" of the Company, as defined in Section 424(f) of the Code.

            (cc) TANDEM SAR. A Stock Appreciation Right that is granted in connection with a related Stock Option pursuant to Section 6(c)(2) of the Plan, the exercise of which shall require forfeiture of the right to purchase a Share under the related Stock Option (and when a Share is purchased under the Stock Option, the Tandem SAR shall similarly be forfeited).

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      2. PURPOSE. The purpose of the Plan is to provide an incentive to officers, directors, Employees, independent contractors, and Consultants of the Company, and any Parent or Subsidiary (together with the Company, herein collectively referred to as "Synagro") to remain in the employ of, provide services to, and contribute to the success of Synagro.

      3. ADMINISTRATION. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall have the sole authority to determine:

            (a) The persons to whom Incentive Awards shall be granted;

            (b) The number of Options and/or SARs to be granted to each Grantee pursuant to such Incentive Awards;

            (c) The exercise price of each Incentive Award;

            (d) The period within which each Incentive Award shall be exercised and, with the consent of the Grantee, any extensions of such period, provided, however, that the original period and all extensions shall not exceed the maximum period permissible under the Plan; and

            (e) The terms and conditions of each Incentive Agreement entered into between the Company and the Grantee and of any amendments thereto (provided that the Grantee consents to each such amendment).

      The Committee shall meet at such times and places as it determines, including by means of a telephone conference call. A majority of the members shall constitute a quorum, and a decision of a majority of those present at any meeting at which a quorum is present shall constitute the decision of the Committee. A memorandum signed by all of the members of the Committee shall constitute the decision of the Committee without the necessity, in such event, for holding an actual meeting.

      4. ELIGIBILITY. Officers, directors, Employees, independent contractors, consultants and other persons providing significant services to Synagro, as determined by the Committee, shall be eligible to receive Incentive Awards under the Plan.

      5. COMMON STOCK SUBJECT TO PLAN. There shall be reserved for issuance, upon the exercise of Incentive Awards granted under the Plan, subject to adjustment in accordance with Section 9 hereof, the greater of (i) 7,200,000 shares of Common Stock and (ii) 15% of the total number of fully diluted shares of Common Stock on the last day of each calendar quarter as if all shares of convertible preferred stock of the Company have been converted. Any shares issued upon exercise of Incentive Awards may be treasury shares. If an Incentive Award granted under the Plan shall expire or terminate for any reason without having been exercised in full, unpurchased shares subject thereto shall again be available for the purposes of the Plan. The maximum number of shares with respect to which Options which may be granted to a Grantee who is an Employee of Synagro shall not exceed 1,000,000 shares in any fiscal year during the term of the Plan.

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      6. TERMS OF OPTIONS AND SARS.

            (a) INCENTIVE STOCK OPTIONS. It is intended that options granted pursuant to this Section 6(a) of the Plan qualify as "incentive stock options" as defined in Section 422 of the Code. Incentive Stock Options shall be granted only to Employees of Synagro. Each Incentive Agreement evidencing an Incentive Stock Option shall provide that the Option is subject to the following terms and conditions and to such other terms and condition of the Plan not inconsistent therewith as the Committee may deem appropriate in each case:

                  (1) Option Price. The price to be paid for each Share of
            Common Stock upon the exercise of each Incentive Stock Option shall be determined by the Committee at the time the Option is granted, but shall in no event be less than 100% of the Fair Market Value of the shares on the date the Option is granted, or not less than 110% of the Fair Market Value of such shares on the date such Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) 10% or more of the total combined voting power of all classes of stock of Synagro. As used in this Plan, the term "date the option is granted" means the date on which the Committee authorizes the grant of an Option hereunder or any later date specified by the Committee.

                  (2) Period of Option and Exercise. The period or periods
            within which an Incentive Stock Option may be exercised shall be determined in the sole discretion of the Committee at the time such Option is granted, but in no event shall any Incentive Stock Option granted hereunder be exercised more than ten years from the date of grant, nor more than five years from the date of grant in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of Synagro.

                  (3) Payment for Common Stock. The Option Price for each share of Common Stock purchased under an Incentive Stock Option shall be paid in full at the time of purchase. The Committee may provide that the Option Price be payable, at the election of the Grantee and with the approval of the Committee, in whole or in part either (i) in cash; (ii) by delivery of shares of Common Stock in transferable form, such shares of Common Stock to be valued for such purpose at their Fair Market Value on the date on which the Option is exercised; or (iii) by permission of the Committee, authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Option Price and any tax withholding resulting from such exercise. No share of Common Stock shall be issued upon exercise until full payment therefor has been made, and no Grantee shall have any rights as an owner of Common Stock until the date of issuance to him of the stock certificate evidencing such Common Stock.

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                  (4) Limitation on Amount Becoming Exercisable In Any One
            Calendar Year. Subject to the overall limitations of Section 5 hereof, the aggregate Fair Market Value (determined as of the time the Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year shall not exceed $100,000; any Stock Options awarded in excess of this limit shall be considered as Nonstatutory Stock Options for federal income tax purposes, determined in the order in which the Stock Options were granted.

            (b) NONSTATUTORY STOCK OPTIONS. Nonstatutory Stock Options may be granted to Employees, Outside Directors, Consultants, independent contractors and other persons who provide substantial services to Synagro subject to the following terms and conditions and to such other terms and conditions not inconsistent with the provisions of this Plan as the Committee may deem appropriate in each case:

                  (1) Option Price. The price to be paid for each share of
            Common Stock upon the exercise of a Nonstatutory Stock Option shall be determined by the Committee at the time the Option is granted, but in no event shall be less than the par value of the shares.

                  (2) Period of Option and Exercise. The periods, installments or intervals during which a Nonstatutory Stock Option may be exercised shall be determined by the Committee at the time the Option is granted, but in no event shall such period exceed 10 years from the date of grant.

                  (3) Payment for Common Stock. The Option Price for each share of Common Stock purchased under a Nonstatutory Stock Option shall be paid in full at the time of purchase. The Committee may provide that the Option Price be payable, at the election of the Grantee and with the approval of the Committee, in whole or in part in (i) cash; (ii) by delivery of shares of Common Stock in transferable form, such shares of Common Stock to be valued for such purpose at their Fair Market Value on the date on which the Option is exercised; or (iii) by permission of the Committee, authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Option Price and any tax withholding resulting from such exercise. No share of Common Stock shall be issued until full payment therefor has been made, and no Grantee shall have any rights as an owner of shares of Common Stock until the date of issuance to him of the stock certificate evidencing such Common Stock.

            (c) STOCK APPRECIATION RIGHTS. Independent SARs and Tandem SARs may be granted to any Grantee the terms and conditions of which shall be evidenced by an Incentive Agreement, subject to the following terms and conditions:

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                  (1) Independent SARs. The terms and conditions of each
            Independent SAR shall be evidenced by an Incentive Agreement. The exercise price per share of Common Stock shall be not less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant of the Independent SAR. The term of an Independent SAR shall be determined by the Committee. Independent SARs shall be exercisable at such time and subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the Independent SAR grant. Upon exercise of an Independent SAR, the holder shall receive, for each share specified in the Independent SAR grant, an amount equal to the Spread. The Spread shall be payable in cash, shares of Common Stock, or a combination of both, as specified in the Incentive Agreement (or in the discretion of the Committee if not so specified). The Spread shall be paid within 30 calendar days of the exercise of the Independent SAR. If all or any portion of the Spread is paid in shares of Common Stock, the number of shares of Common Stock which shall be issuable upon exercise of an Independent SAR shall be determined by dividing
            (A) by (B), where (A) is the number of shares as to which the Independent SAR is exercised multiplied by the Spread in such shares and (B) is the Fair Market Value of a share on the exercise date.

                  (2) Tandem SAR. The terms and conditions of each Tandem SAR shall be evidenced by an Incentive Agreement. The Option Price per share of a Tandem SAR shall be fixed in the Incentive Agreement and shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the grant date of the Nonstatutory Stock Option to which it relates. A Tandem SAR may be exercised at any time the Nonstatutory Stock Option to which it relates is then exercisable, but only to the extent such Nonstatutory Stock Option is exercisable, and shall otherwise be subject to the conditions applicable to such Nonstatutory Stock Option. When a Tandem SAR is exercised, the Nonstatutory Stock Option to which it relates shall terminate to the extent of the number of shares with respect to which the Tandem SAR is exercised. Similarly, when a Nonstatutory Stock Option is exercised, the Tandem SARs relating to the shares covered by such Nonstatutory Stock Option exercise shall terminate. Any Tandem SAR which is outstanding on the last day of the term of the related Nonstatutory Stock Option shall be automatically exercised on such date for cash, without the need for any action by the Grantee, to the extent of any Appreciation. Upon exercise of a Tandem SAR, the holder shall receive, for each share with respect to which the Tandem SAR is exercised, an amount equal to the Appreciation. The Appreciation shall be payable in cash, shares of Common Stock, or a combination of both, as specified in the Incentive Agreement (or in the discretion of the Committee if not so specified). The Appreciation shall be paid within 30 calendar days of the exercise of the Tandem SAR. If all or any portion of the Appreciation is paid in shares of Common Stock, the number of shares of Common Stock which shall be issuable upon exercise of a Tandem SAR shall be determined by dividing (A) by (B), where (A) is the number of shares as to which the Tandem SAR is exercised multiplied by the Appreciation in such shares and (B) is the Fair Market Value of a share on the exercise date.

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                  (3) Shares Subject to Plan. Upon the exercise of a SAR under this Section 6, payment for which is made in shares of Common Stock, the number of shares of Common Stock reserved for issuance under the Plan shall be reduced by the number of shares so issued.

      7. NONTRANSFERABILITY. Except as otherwise provided by the Committee, the Incentive Awards granted pursuant to the Plan shall be nontransferable except by will or the laws of descent and distribution of the state or country of the Grantee's domicile at the time of death, or for Nonstatutory Stock Options, pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, and shall be exercisable during the Grantee's lifetime only by him (or, in the case of a transfer pursuant to a qualified domestic relations order, by the transferee under such qualified domestic relations order) and after his death, by his personal representative or by the person entitled thereto under his will or the laws of intestate succession.

      8. TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP. Unless otherwise specified in an Incentive Agreement, upon termination of the Grantee's Employment or other relationship with Synagro, the following shall occur:

            (a) DEATH OR DISABILITY. Upon the death or Disability of a Grantee, unless otherwise provided in the Incentive Agreement, any vested Incentive Award shall expire on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) the first anniversary of the Grantee's termination of Employment or other relationship as a result of his death or Disability, as applicable; provided, however, that in no case shall such Incentive Agreement provide for the expiration of an Incentive Award before six months after the termination of the Grantee's Employment or other relationship under this Section 8(a). Any non-vested portion of any Incentive Awards granted to Grantee outstanding on the date of termination shall immediately terminate and no further vesting shall occur.

            (b) RETIREMENT. Upon the Retirement (either pursuant to a Synagro retirement plan, if any, or pursuant to the approval of the Board) of any officer, director or Employee, any vested Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement or (B) the expiration of three months after the date of such Retirement. Any non-vested portion of any Incentive Awards granted to Grantee outstanding on the date of Retirement shall immediately terminate and no further vesting shall occur.

            (c) OTHER TERMINATION. Upon the termination of a Grantee's Employment or other relationship with Synagro for any reasons other than as set forth in (a) or (b) above, any vested Incentive Awards shall expire 30 days after the date of such termination. Any non-vested portion of any Incentive Awards granted to Grantee outstanding on the date of such termination shall immediately terminate and no further vesting shall occur.

      9. ADJUSTMENT OF SHARES; TERMINATION OF INCENTIVE AWARDS.

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            (a) ADJUSTMENT OF SHARES. In the event of changes in the outstanding
      Common Stock by reason of stock dividends, split-ups, consolidations, recapitalizations, reorganizations or like events (as determined by the Committee), an appropriate adjustment shall be made under the Plan (i) in the number of shares set forth in Section 5 hereof and (ii) in the number of shares and the exercise price per share specified in any Incentive Agreement. The determination of the Committee as to what adjustments shall be made shall be conclusive. Adjustments for any options to purchase fractional shares shall be determined by the Committee. The Committee shall give prompt notice to all Grantees of any adjustment pursuant to this Section.

            (b) TERMINATION OF INCENTIVE AWARDS ON MERGER, REORGANIZATION OR LIQUIDATION OF THE COMPANY. Notwithstanding anything to the contrary of this Plan, in the event of any merger, consolidation or other reorganization of the Company in which the Company is not the surviving or continuing corporation (as determined by the Committee) or in the event of the liquidation or dissolution of the Company, all Incentive Awards granted hereunder shall terminate on the effective date of the merger, consolidation, reorganization, liquidation or dissolution unless there is an agreement with respect thereto which expressly provides for the assumption of such Incentive Awards by the continuing or surviving corporation.

      10. SECURITIES LAW REQUIREMENTS. The Company's obligation to issue shares of its Common Stock upon exercise of an Incentive Award is expressly conditioned upon the completion by the Company of any registration or other qualification of such shares under any state and/or federal law or rulings and regulations of any government regulatory body or the making of such investment representations or other representations and undertakings by the Grantee (or his legal representative, heir or legatee, as the case may be) in order to comply with the requirements of any exemption from any such registration or other qualification of such shares which the Company in its sole discretion shall deem necessary or advisable. The Company may refuse to permit the sale or other disposition of any shares acquired pursuant to any such representation until it is satisfied that such sale or other disposition would not be in contravention of applicable state or federal securities law.

      In this respect, prior to the issuance of any shares of Stock under this Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Common Stock acquired pursuant to the exercise of a Stock Option, Tandem SAR or Independent SAR as the Committee determines to be desirable.

      11. TAX WITHHOLDING. As a condition to the exercise of an Incentive Award, the Company may require a Grantee to pay over to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to the exercise of an Incentive Award granted hereunder. At the discretion of the Committee and upon the request of a Grantee, the minimum statutory withholding tax requirements may be satisfied by the withholding of shares of Common Stock otherwise issuable to the Grantee upon the exercise of an Incentive Award.

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      12. AMENDMENT. The Board may amend the Plan at any time, except that without shareholder approval:

            (a) The number of shares of Common Stock which may be reserved for issuance under the Plan shall not be increased except as provided in
      Section 9(a) hereof;

            (b) The Option Price per share of Common Stock subject to Incentive Stock Options may not be fixed at less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;

            (c) The maximum period of ten (10) years during which Incentive Awards may be exercised may not be extended; and

            (d) The class of persons eligible to receive Incentive Awards under the Plan as set forth in Section 4 shall not be changed.

      13. EFFECTIVE DATE. The Plan shall be effective upon the date of its adoption by the Board, subject to the approval of the stockholders of the Company within the 12 month period following such adoption date.

      14. TERMINATION. The Plan shall terminate automatically on the earliest to occur of (i) as of the close of business on the day preceding the 10th anniversary date of its effectiveness, (ii) by resolution of the Board, or (iii) as described in Section 9(b) hereof. Unless otherwise provided herein, the termination of the Plan shall not affect the validity of any Incentive Agreement outstanding at the date of such termination.

      15. INCENTIVE AGREEMENTS. Each Incentive Award granted under the Plan shall be evidenced by a written agreement executed by the Company and accepted by the Grantee, which (i) shall contain each of the provisions and agreements herein specifically required to be contained therein, (ii) shall indicate whether an option is to be an Incentive Stock Option (and in such case shall contain terms and conditions permitting such option to qualify for treatment as an Incentive Stock Option under Section 422 of the Code), (iii) may contain the agreement of the Grantee to remain in the employ of, and/or to render services to, the Company or any Parent or Subsidiary for a period of time to be determined by the Committee, and (iv) may contain such other terms and conditions as the Committee deems desirable and which are not inconsistent with the Plan.

      16. NO RIGHT TO EMPLOYMENT. Nothing in this Plan or in any Incentive Award granted hereunder shall confer upon any Grantee any right to continue in the employ of Synagro or to continue to perform services for Synagro, or shall interfere with or restrict in any way the rights of Synagro to discharge or terminate any officer, director, Employee, independent contractor or Consultant at any time for any reason whatsoever, with or without good cause.

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